                                                                  EXECUTION COPY

                                U.S.$394,000,000

                                CREDIT AGREEMENT

                            Dated as of June 24, 1999

                                      Among

                            AZURIX BUENOS AIRES S.A.

                                   as Borrower

                                       and

                        THE INITIAL LENDERS NAMED HEREIN

                               as Initial Lenders

                                       and

                      WESTDEUTSCHE LANDESBANK GIROZENTRALE

                                    as Agent

                                TABLE OF CONTENTS

                                                                                                     PAGE
                              ARTICLE I DEFINITIONS AND ACCOUNTING TERMS
SECTION 1.01. Certain Defined Terms.....................................................................1
SECTION 1.02. Computation of Time Periods..............................................................13
SECTION 1.03. Accounting Terms.........................................................................13

                             ARTICLE II AMOUNTS AND TERMS OF THE ADVANCES
SECTION 2.01. The Advances.............................................................................13
SECTION 2.02. Making the Advances......................................................................13
SECTION 2.03. Fees.....................................................................................14
SECTION 2.04. Repayment................................................................................15
SECTION 2.05. Interest.................................................................................15
SECTION 2.06. Interest Rate Determination..............................................................16
SECTION 2.07. Prepayments..............................................................................16
SECTION 2.08. Increased Costs..........................................................................17
SECTION 2.09. Illegality...............................................................................18
SECTION 2.10. Payments and Computations................................................................18
SECTION 2.11. Taxes....................................................................................19
SECTION 2.12. Sharing of Payments, Etc.................................................................21
SECTION 2.13. Use of Proceeds..........................................................................21

                           ARTICLE III CONDITIONS TO EFFECTIVENESS AND LENDING
SECTION 3.01. Conditions Precedent to Effectiveness of Section 2.01....................................21
SECTION 3.02. Conditions Precedent to Each Borrowing and Capitalization of Interest....................23
SECTION 3.03. Determinations Under Section 3.01........................................................24

                               ARTICLE IV REPRESENTATIONS AND WARRANTIES
SECTION 4.01. Representations and Warranties of the Borrower...........................................24
SECTION 4.02. Representations and Warranties of the Lenders............................................26

                              ARTICLE V COVENANTS OF THE BORROWER SECTION
5.01. Affirmative Covenants............................................................................26

                                     ARTICLE VI EVENTS OF DEFAULT
SECTION 6.01. Events of Default........................................................................27

                                        ARTICLE VII THE AGENT
SECTION 7.01. Authorization and Action.................................................................29
SECTION 7.02. Agent's Reliance, Etc....................................................................29
SECTION 7.03. WestLB and Affiliates....................................................................30
SECTION 7.04. Lender Credit Decision...................................................................30
SECTION 7.05. Indemnification..........................................................................30


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
SECTION 7.06. Successor Agent..........................................................................31

                                      ARTICLE VIII MISCELLANEOUS
SECTION 8.01. Amendments, Etc..........................................................................31
SECTION 8.02. Notices, Etc.............................................................................32
SECTION 8.03. No Waiver; Remedies......................................................................32
SECTION 8.04. Costs and Expenses.......................................................................32
SECTION 8.05. Right of Set-off.........................................................................33
SECTION 8.06. Binding Effect...........................................................................34
SECTION 8.07. Assignments and Participations...........................................................34
SECTION 8.08. Governing Law............................................................................37
SECTION 8.10. Execution in Counterparts................................................................37
SECTION 8.11. Jurisdiction, Etc........................................................................37


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 Schedules

Schedule I - List of Lending Offices


Exhibits

Exhibit A -  Form of Promissory Note

Exhibit B -  Form of Notice of Borrowing

Exhibit C -  Form of Assignment and Acceptance

Exhibit D -  Form of Cash Collateral Agreement

Exhibit E -  Form of Opinion of Argentine Counsel to the Borrower

Exhibit F -  Form of Opinion of New York Counsel to the Borrower and the Pledgor

Exhibit G -  Form of Opinion of Counsel for the Pledgor



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                                CREDIT AGREEMENT

                            Dated as of June 24, 1999


         Credit Agreement (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being this "Agreement") among Azurix Buenos Aires S.A., a company organized under the laws of Argentina (the "Borrower"), the banks, financial institutions and other institutional lenders (the "Initial Lenders") listed on the signature pages hereof and Westdeutsche Landesbank Girozentrale ("WestLB"), as agent (the "Agent") for the Lenders (as hereinafter defined).

PRELIMINARY STATEMENTS:

         1. The Borrower has requested that the Lenders make Advances (as hereinafter defined) to the Borrower on the terms and subject to the conditions set forth herein.

         2. The Lenders are willing to make Advances to Borrower, on the terms and subject to the conditions set forth herein.

         3. The Borrower wishes to enter into the transactions contemplated hereby for significant commercial purposes associated with its ongoing operations.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:


                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Accrued Required Collateral Amount" means, as of any date of determination, the sum of (a) the outstanding principal amount of the Advances plus any amount of interest to be capitalized as notified by the Borrower to the Lender (including any amounts added to such principal amount pursuant to Section 2.05(c)) and (b) the amount of interest accrued and unpaid through such date on the outstanding principal amount of such Advances, as determined by the Agent (which determination shall be conclusive absent manifest error).

                  "Advance" means an advance by a Lender to the Borrower pursuant to Article II, and refers to a Base Rate Advance or a Eurodollar Rate Advance (each of which shall be a "Type" of Advance).

                  "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

                  "Agent" has the meaning given such term in the preamble of this Agreement.

                  "Agent's Account" means the account of the Agent maintained by the Agent at The Chase Manhattan Bank, ABA 021000021 for the account of the Agent, Account No. 001-1-352275.

                  "Agreement" has the meaning given such term set forth in the preamble to this Agreement.

                  "Applicable Margin" means, as of any date, a percentage per annum equal to 0.0% with respect to Base Rate Advances and 0.15% with respect to Eurodollar Rate Advances.

                  "Argentina" means the Republic of Argentina.

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Agent, in substantially the form of Exhibit C hereto.

                  "Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the higher of:

                           (a) the rate of interest announced publicly by the
                  Agent in Dusseldorf, Germany, from time to time, as the Agent's base rate; and

                           (b) 1/2 of one percent per annum above the Federal
                  Funds Rate.

                  "Base Rate Advance" means an Advance that bears interest as provided in Section 2.05(a)(i).

                  "Base Rate Period" means, as of any date of determination, the lesser of the next succeeding one-month period and the period from such date of determination until June 22, 2000.

                  "Borrower" has the meaning given such term in the preamble of this Agreement.

                  "Borrowing" means a borrowing consisting of Advances of the same Type made on the same day by the Lenders.

                  "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York, New York or Dusseldorf, Germany and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

                  "Cash Collateral Account" has the meaning set forth in the Cash Collateral Agreement.

                  "Cash Collateral" has the meaning given such term in the Cash Collateral Agreement.

                  "Cash Collateral Agreement" means the Cash Collateral Agreement attached hereto as Exhibit D.

                  "Collateral Agent" has the meaning given such term in the preamble of the Cash Collateral Agreement.

                  "Commitment" has the meaning specified in Section 2.01.

                  "Concession" means the concession to provide water and waste services in the Province of Buenos Aires, Argentina pursuant to the Concession Agreement.

                  "Concession Agreement" means the Concession Agreement relating to the water and sewage services in the Province of Buenos Aires to be entered into between the Borrower and the Province of Buenos Aires.

                  "Confidential Information" means any information furnished by any Loan Party to any Agent or Lender in a writing designated as confidential but does not include any such information that is or becomes generally available to any Agent or Lender from a source other than such Loan Party that is not, to such Agent's or Lender's knowledge, acting in violation of a confidentiality agreement with such Loan Party.

                  "Consolidated" refers to the consolidation of accounts in accordance with GAAP.

                  "Convert", "Conversion" and "Converted" each refers to a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.02, 2.06 or 2.09 .

                  "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                  "Effective Date" has the meaning specified in Section 3.01.

                  "Eligible Assignee" means (i) a Lender organized under the laws of Germany; (ii) an Affiliate of a Lender organized under the laws of Germany; (iii) a commercial bank organized under the laws of Germany, or any subdivision thereof, and having total assets in excess of $150,000,000,000; (iv) a savings and loan association or savings bank organized under the laws of Germany, or any subdivision thereof, and having total assets in excess of $150,000,000,000; (v) a German finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $150,000,000,000; provided, however, in the case of clauses
         (i) through (v) above, that amounts owing by an Argentine borrower to any such Person referred to hereinabove would qualify for a tax withholding rate under applicable Argentine law not in excess of the tax withholding rate applicable to amounts owing by the Borrower to the Initial Lenders on the date of any transfer permitted under Section 8.07, and such Person has delivered certification as to the reduced rate of withholding tax on payments pursuant to this Agreement in accordance with Section 2.11(e); (vi) any other Person approved by the Agent and the Pledgor; provided, however, that neither any Loan Party nor an Affiliate of a Loan Party, nor any competitor of the Borrower or the Pledgor, shall qualify as an Eligible Assignee and (vii) any Person solely for purposes of an assignment of 100% of the Lenders rights and obligations under this Agreement and the Note pursuant to clause (b) of the definition of "Maturity Date" and Section 2.07(b)(i).

                  "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Eurodollar Rate" means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate per annum at which deposits in U.S. dollars are offered by the principal office of WestLB in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to WestLB's Eurodollar Rate Advance comprising part of such Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

                  "Eurodollar Rate Advance" means an Advance that bears interest as provided in Section 2.05(a)(ii).

                  "Eurodollar Rate Reserve Percentage" for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period and applying to amounts funded by a Lender under this Agreement.

                  "Events of Default" has the meaning specified in Section 6.01.

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

                  "Fee Letter" has the meaning set forth in Section 2.03.

                  "Initial Lenders" has the meaning given such term in the preamble of this Agreement.

                  "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, three or six months, as the Borrower may, upon notice received by the Agent not later than 11:00 A.M. (Dusseldorf time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

                           (a) the Borrower may not select any Interest Period
                  that ends after the Maturity Date;



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                           (b) Interest Periods commencing on the same date for
                  Eurodollar Rate Advances comprising part of the same Borrowing shall be of the same duration;

                           (c) whenever the last day of any Interest Period
                  would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, however, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day;

                           (d) whenever the first day of any Interest Period
                  occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month; and

                           (e) subject to clause (a) above in which case Section
                  2.06(c) shall apply, if the Borrower has failed to notify the Agent with respect to the duration of any Interest Period, the duration of such Interest Period shall be one month.

                  "Lenders" means the Initial Lenders and each Person that shall become a party hereto pursuant to Section 8.07.

                  "Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Lending Office" opposite its name on
         Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

                  "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

                  "Loan Document" means each of this Agreement, the Notes, the Cash Collateral Agreement, and the Fee Letter.

                  "Loan Party" means the Borrower and the Pledgor.

                  "Material Adverse Change" means (a) a material impairment of the ability of any Loan Party to perform any of its obligations under any Loan Document or (b) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

                  "Material Adverse Effect" means (a) a material impairment of the ability of any Loan Party to perform any of its obligations under any Loan Document or (b) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

                  "Maturity Date" means the earlier of (a) June 22, 2000 and (b) the last day of the then-current Interest Period following any date upon which the direct or indirect ownership by Enron Corp. of the outstanding Voting Stock of the Pledgor shall fall below 25% of the total issued and outstanding Voting Stock of the Pledgor; provided, however, that if the Borrower has given the Lenders prior written notice that the Borrower shall arrange for the assignment and purchase of all of the rights and obligations of the Lenders under this Agreement and within 30 days following such date on which such Voting Stock ownership is reduced all of the rights and obligations of the Lenders are assigned pursuant to an Assignment and Acceptance to another Person for a purchase price equal to the amount of principal, accrued interest and all other amounts, if any, owing to the Lenders, clause (b) above shall not apply to any such assignee under such Assignment and Acceptance.

                  "Monthly Date" means the last Business Day of each calender month following the Effective Date.

                  "Note" means a promissory note of the Borrower payable to the order of any Lender, in substantially the form of Exhibit A, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Advances made by such Lender.

                  "Notice of Borrowing" has the meaning specified in Section
         2.02.

                  "Obligation" means, with respect to any Person, any payment, performance or other obligations of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(d). Without limiting the generality of the foregoing, the Obligations of the Borrower under the Loan Documents include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by the Borrower under any Loan Document and (b) the obligation of Borrower to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of the Borrower.

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                  "Other Taxes" has the meaning specified in Section 2.11(b).

                  "Permitted Investments" means, to the extent owned by the Pledgor free and clear of all Liens other than Liens created under the Cash Collateral Agreement and having a maturity of not greater than 180 days from the date of acquisition thereof, readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States.

                  "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

                  "Pledgor" means Azurix Corp., a Delaware corporation.

                  "Register" has the meaning specified in Section 8.07(c).

                  "Required Collateral Amount" means, as of any date of determination, the sum of (a) the outstanding principal amount of the Advances plus the amount of interest to be capitalized as notified by the Borrower to the Agent (including any amounts added to such principal amount pursuant to Section 2.05(c)) and (b) the projected amount of interest payable on the outstanding principal amount of such Advances for the next succeeding Interest Period, (or in the case of Base Rate Advances, the projected amount of interest payable for the Base Rate Period) as determined by the Agent (which determinations shall be conclusive absent manifest error).

                  "Required Lenders" means at any time Lenders owed at least a majority in interest of the then aggregate unpaid principal amount of the Advances owing to Lenders, or, if no such principal amount is then outstanding, Lenders having at least a majority in interest of the Commitments.

                  "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding Voting Stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

                  "Taxes" has the meaning specified in Section 2.11(a).

                  "Treaty" means the treaty between Argentina and the Republic of Germany for the avoidance of double taxation (as approved by Argentine law 22.025).

                  "Type" has the meaning given such term in the definition of "Advance" hereto.

                  "U.S. dollar" and the sign "$" each mean the lawful currency of the United States.

                  "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

                  "WestLB" has the meaning given such term in the preamble of this Agreement.

                  SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

                  SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 3.01(c) ("GAAP").

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

                  SECTION 2.01. The Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make one Advance to the Borrower on or before June 30, 1999 in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Lender's name on the signature pages hereof (such Lender's "Commitment"). The Borrowing shall consist of Advances of the same Type made on the same day by the Lenders ratably according to their respective Commitments. Amounts borrowed hereunder and repaid or prepaid may not be reborrowed.

                  SECTION 2.02. Making the Advances. (a) The Borrowing shall be comprised of Eurodollar Rate Advances and shall be made on notice, given not later than 11:00 A.M. (Dusseldorf time) one Business Day prior to the date of the proposed Borrowing to the Agent (the "Notice of Borrowing") which shall be by telephone, confirmed immediately in writing, or telecopier or telex, in substantially the form of Exhibit B hereto, specifying therein the requested (i) date of such Borrowing, (ii) the aggregate amount of such Borrowing and (iii) the applicable Interest Periods. Each Lender shall, before 11:00 A.M. (Dusseldorf time) on the date of such Borrowing, make available for the account of its Lending Office to the Agent at the Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Agent will make such funds available to the Borrower at the Agent's address referred to in Section 8.02.

                  (b) The Notice of Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

                  (c) Unless the Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Agent such Lender's ratable portion of such Borrowing, the Agent may assume that such Lender has made such portion available to the Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Agent, such Lender and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance as part of such Borrowing for purposes of this Agreement.

                  (d) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

                  (e) Borrowings used to pay accrued and unpaid interest when due may only be made on the day such interest is due and payable, for the amount of such interest.

                  SECTION 2.03. Fees. The Borrower agrees to pay to the Agent the fees set forth in the Fee Letter dated June 24, 1999 (the "Fee Letter").



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

                  SECTION 2.04. Repayment. The Borrower shall repay to the Agent for the ratable account of the Lenders on the Maturity Date the aggregate principal amount of the Advances then outstanding. Five Business Days prior to the Maturity Date, the Borrower may instruct the Agent in writing to instruct the Collateral Agent to deliver to Agent the aggregate amount of cash in the Cash Collateral Account to be applied toward the repayment of the Advances and interest accrued thereon and other amounts payable hereunder in accordance with
Section 6(b) of the Cash Collateral Agreement.

                  SECTION 2.05. Interest. (a) Scheduled Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

                           (i) Base Rate Advances. During such periods as such
                  Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (x) the Base Rate in effect from time to time plus (y) the Applicable Margin in effect from time to time, payable in arrears quarterly on the last day of each September, December, March and June during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

                           (ii) Eurodollar Rate Advances. During such periods as
                  such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (x) the Eurodollar Rate for such Interest Period for such Advance plus (y) the Applicable Margin in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

                  (b) Default Interest. Upon the occurrence and during the continuance of an Event of Default, the Borrower shall pay interest on
         (i) the unpaid principal amount of each Advance owing to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause
         (a)(i) or (a)(ii) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on Base Rate Advances pursuant to clause (a)(i) above.

                  (c) Capitalized Interest. The Borrower may notify the Agent at least five Business Days prior to the date of any payment otherwise required under this Section 2.05 (the "Applicable Interest Payment Date") other than any such payment required to be paid on the Maturity Date, that the amount of interest payable on such Applicable Interest Payment Date shall be added to the principal amount of the Advances. So long as on the date of such notice and the Applicable Interest Payment Date no Default or Event of Default has occurred and is continuing, the amount of such interest shall be added to the outstanding principal amount of the Advances on the Applicable Interest Payment Date and for all purposes shall be deemed to constitute part of the principal amount of the Advances as of such date.

                  SECTION 2.06. Interest Rate Determination. (a) The Agent shall give prompt notice to the Borrower and the Lenders of the applicable interest rate determined by the Agent for purposes of Section 2.05(a)(i) or (ii).

                  (b) If, with respect to any Eurodollar Rate Advances, the Required Lenders notify the Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Required Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Interest Period, the Agent shall forthwith so notify the Borrower and the Lenders, whereupon (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance, and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

                  (c) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section
         1.01 and there shall be less than one month between the date of such failure and the Maturity Date, the Agent will forthwith so notify the Borrower and the Lenders and such Advances will automatically, on the last day of the then existing Interest Period therefor, Convert into Base Rate Advances.

                  (d) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $5,000,000, such Advances shall automatically Convert into Base Rate Advances.

                  (e) Upon the occurrence and during the continuance of any Event of Default, (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

                  SECTION 2.07. Prepayments. (a) Optional. The Borrower may, upon at least three Business Days' notice to the Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amount of the Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that
(x) each partial prepayment shall be in an aggregate principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and (y) in the event of any such prepayment of a Eurodollar Rate Advance, the Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to
Section 8.04(c).

                  (b) Mandatory. The Borrower shall, at the option of the Required Lenders and upon not less than 30 Business Days prior written notice from the Required Lenders, either (i) cause all of the rights and obligations of the Lenders under this Agreement to be assigned to and purchased by another Person pursuant to an Assignment and Acceptance for a purchase price equal to the amount of principal, accrued interest and all other amounts, if any, owing to the Lenders, or (ii) prepay the outstanding principal amount of the Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid, on each date on which the Borrower receives any net cash proceeds from any other financing of indebtedness in an amount equal to the amount by which such net cash proceeds; provided, however, that (A) the amount of Advances to be prepaid may be reduced by the amounts required to be paid in connection with such prepayment pursuant to Section 2.11, (B) the foregoing shall not apply to up to $75,000,000 received by the Borrower from financings for the Borrower provided that (x) the proceeds of such financings are used for working capital purposes and capital expenditures of the Borrower or (y) such financing consists of indebtedness (not to exceed U.S.$5,000,000) incurred by the Borrower from one or more of its shareholders and (C) in the event that any day that such proceeds are required to prepay the Advances pursuant to this Section is not the last day of an Interest Period, the Borrower shall set aside and hold in trust such amount until the last day of the next succeeding Interest Period at which time such amount shall be applied to prepay the Advances.

                  SECTION 2.08. Increased Costs. (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Advances (excluding for purposes of this Section 2.08 any such increased costs resulting from (i) Taxes or Other Taxes (as to which Section 2.11 shall govern) and (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender is organized or has its Lending Office or any political subdivision thereof), then the Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower and the Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

                  (b) If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder and other commitments of this type, then, upon demand by such Lender (with a copy of such demand to the Agent), the Borrower shall pay to the Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder. A certificate as to such amounts submitted to the Borrower and the Agent by such Lender shall be conclusive and binding for all purposes, absent manifest error.

                  SECTION 2.09. Illegality. Notwithstanding any other provision of this Agreement, if any Lender shall notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Lender or its Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances hereunder, (i) each Eurodollar Rate Advance will automatically, upon such demand, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

                  SECTION 2.10. Payments and Computations. (a) The Borrower shall make each payment hereunder and under the Notes not later than 11:00 A.M. (Dusseldorf time) on the day when due in U.S. dollars to the Agent at the Agent's Account in same day funds. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or facility fees ratably (other than amounts payable pursuant to Section 2.08, 2.11 or 8.04(c)) to the Lenders for the account of their respective Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 8.07(d), from and after the effective date specified in such Assignment and Acceptance, the Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                  (b) The Borrower hereby authorizes each Lender, if and to the extent payment owed to such Lender is not made when due hereunder or under the Note held by such

         Lender, to charge from time to time against any or all of the Borrower's accounts with such Lender any amount so due.

                  (c) All computations of interest based on the Base Rate shall be made by the Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or the Federal Funds Rate and of facility fees shall be made by the Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or facility fees are payable. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (d) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or facility fee, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

                  (e) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Agent, each Lender shall repay to the Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent, at the Federal Funds Rate.

                  (f) The making of an Advance to the Borrower, and all payments of principal and interest hereunder by the Borrower shall be made to or by the Borrower in New York.

                  SECTION 2.11. Taxes. (a) Any and all payments by the Borrower hereunder or under the Notes shall be made, in accordance with Section 2.10, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, taxes imposed on its overall net income, and franchise taxes imposed on it in lieu of net income taxes, by the jurisdiction under the laws of which such Lender or the Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender, taxes imposed on its overall net income, and franchise taxes imposed on it in lieu of net income taxes, by the jurisdiction of such Lender's Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Notes being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.11) such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, the Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, performing under, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").

                  (c) The Borrower shall indemnify each Lender and the Agent for and hold it harmless against the full amount of Taxes or Other Taxes (including, without limitation, taxes of any kind imposed by any jurisdiction on amounts payable under this Section 2.11) imposed on or paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender or the Agent (as the case may be) makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Taxes, the Borrower shall furnish to the Agent, at its address referred to in
         Section 8.02, the original or a certified copy of a receipt evidencing such payment.

                  (e) Each Lender, from time to time as requested in writing by the Borrower, shall provide the Borrower as soon as practicable, but only if and to the extent such Lender is lawfully able to do so, with such documents certificates, forms which the Borrower has supplied to the Lender for completion and such other information as the Borrower may reasonably request from time to time certifying that such Lender is exempt from or entitled to a reduced rate of withholding tax on payments pursuant to this Agreement or the Note or otherwise to establish that such Lender is legally entitled to receive payments under this Agreement free of any withholding Taxes and to what extent, if any, such payments are subject to any withholding Taxes.

                  (f) For any period with respect to which a Lender has failed to provide the Borrower with such appropriately completed forms or other information as such Lender is lawfully able to provide and as may be required under subsection (e) above, such Lender shall not be entitled to indemnification under Section 2.11(a) or (c) with respect to Taxes that are imposed as a consequence of such failure.

                  SECTION 2.12. Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances owing to it (other than pursuant to Section 2.08, 2.11 or 8.04(c)) in excess of its ratable share of payments on account of the Advances obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participation in the Advances owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.12 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

                  SECTION 2.13. Use of Proceeds. The proceeds of the Advances shall be available (and the Borrower agrees that it shall use such proceeds) solely to finance (a) a portion of the purchase price of the Concession, in the case of the initial Borrowing, (b) interest payable to the Lenders hereunder, in the case of any Borrowings other than the initial Borrowing and (c) any transaction cost incurred by the Borrower in connection with this Agreement.


                                   ARTICLE III

                     CONDITIONS TO EFFECTIVENESS AND LENDING

                  SECTION 3.01. Conditions Precedent to Effectiveness of Section
2.01. Section 2.01 of this Agreement shall become effective on and as of the first date (the "Effective Date") on which the following conditions precedent have been satisfied:

                  (a) There shall exist no action, suit, investigation, litigation or proceeding affecting the Borrower pending or threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement or any Note or the consummation of the transactions contemplated hereby.

                  (b) All governmental and third party consents and approvals necessary in connection with the transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect, and no law or regulation shall be applicable in the reasonable judgment of the Lenders that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated hereby.

                  (c) The Agent shall have received a copy of the Consolidated balance sheet of the Pledgor and its Subsidiaries as at December 31, 1998, and the related Consolidated statements of income and cash flows of the Pledgor and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of Arthur Andersen LLP, independent public accountants, together with a certificate signed by an officer of the Pledgor dated the Effective Date certifying that as of December 31, 1998, such documents fairly present in all material respects the Consolidated financial condition of the Pledgor and its Subsidiaries as at such date and the Consolidated results of the operations of the Pledgor and its Subsidiaries for the year ended on December 31, 1998, all in accordance with generally accepted accounting principles consistently applied.

                  (d) On the Effective Date, the following statements shall be true and the Agent shall have received for the account of each Lender a certificate duly executed by a duly authorized officer of the Borrower, dated the Effective Date, stating that:

                           (i) The representations and warranties contained in
                  Section 4.01 are correct on and as of the Effective Date, and

                           (ii) No event has occurred and is continuing that
                  constitutes a Default.

                  (e) The Agent shall have received on or before the Effective Date the following, each dated such day, in form and substance satisfactory to the Agent and (except for the Notes) in sufficient copies for each Lender:

                           (i) The Notes to the order of the Lenders,
                  respectively.

                           (ii) The Cash Collateral Agreement duly executed by
                  the Pledgor.

                           (iii) Certified copies of the certificate of
                  incorporation and by-laws or the estatutos, as the case may be, of each of the Borrower and the Pledgor as in effect on the Effective Date.

                           (iv) Certified copies of the resolutions of the Board
                  of Directors of each of the Loan Parties and certified copies of the resolutions of the shareholders of the Borrower approving the Loan Documents to which it is a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Loan Documents.

                           (v) A certificate of the Secretary, an Assistant
                  Secretary, the President, Vice President or the Board of Directors, as the case may be, of each of the Loan Parties certifying the names and true signatures of the officers or power of attorney, as the case may be, authorized to sign the Loan Documents and the other documents to be delivered hereunder.

                           (vi) A letter from CT Corporation System accepting
                  appointment as agent to the Borrower for service of process.

                           (vii) A favorable opinion of Hope, Duggan & Silva,
                  Argentine counsel for the Borrower, substantially in the form of Exhibit E hereto and as to such other matters as any Lender through the Agent may reasonably request.

                           (viii) A favorable opinion of Morrison & Foerster
                  LLP, New York counsel for the Loan Parties, substantially in the form of Exhibit F hereto and as to such other matters as any Lender through the Agent may reasonably request.

                           (ix) A favorable opinion of the general counsel for
                  the Pledgor, substantially in the form of Exhibit G hereto and as to such other matters as any Lender through the Agent may reasonably request.

                           (x) Acknowledgment copies or duly executed
                  file-stamped copies of UCC-1 statements with respect to the Cash Collateral, filed in each office in each jurisdiction that the Agent may deem necessary or appropriate to perfect and protect a first-priority Lien on the Cash Collateral.

                  (f) The Borrower shall have paid, or shall pay with the proceeds of the initial Advance, all accrued fees and expenses of the Agent and the Lenders (including the accrued fees and expenses of counsel to the Agent).

                  SECTION 3.02. Conditions Precedent to Each Borrowing and Capitalization of Interest. The obligation of each Lender to make an Advance on the occasion of each Borrowing or a deemed Advance in connection with Section 2.05(c) shall be subject to the conditions precedent that the Effective Date shall have occurred and on the date of such Borrowing:

                  (a) The following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing such statements are true):

                           (i) the representations and warranties contained in
                  Section 4.01 are correct on and as of the date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, and

                           (ii) no event has occurred and is continuing, or
                  would result from such Borrowing or from the application of the proceeds therefrom, that constitutes a Default.

                  (b) The U.S. dollar market value of the Cash Collateral shall equal or exceed the Required Collateral Amount on such date.

                  (c) The Agent shall have received such other approvals, opinions or documents as any Lender through the Agent may reasonably request.

                  SECTION 3.03. Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender prior to the date that the Borrower, by notice to the Lenders, designates as the proposed Effective Date, specifying its objection thereto. The Agent shall promptly notify the Lenders of the occurrence of the Effective Date.



                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                  (a) The Borrower is a "sociedad anonima" with a legal capital that complies with Argentine law, and in the process of being incorporated, is validly existing and is operating pursuant to Section V, Chapter 2 of the Argentine Business Company Law (Law N. 19.550).

                  (b) The execution, delivery and performance by the Borrower of this Agreement and the Notes, and the consummation of the transactions contemplated hereby, are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action and do not contravene (i) the Borrower's estatutos or (ii) any law or any contractual restriction binding on or affecting the Borrower. The execution, delivery and performance by the Borrower of this Agreement and the Notes and the consummation of the transactions contemplated hereby do not violate any law, rule, regulation, order, writ, judgment, injunction, decree, or determination of or made in Argentina.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Borrower of this Agreement or the Notes.

                  (d) This Agreement has been, and each of the Notes when delivered hereunder will have been, duly executed and delivered by the Borrower. This Agreement is, and each of the Notes when delivered hereunder will be, the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally.

                  (e) There is no pending or, to the best of the Borrower's knowledge, threatened action, suit, investigation, litigation or proceeding affecting the Borrower before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement or any Note or the consummation of the transactions contemplated hereby.

                  (f) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

                  (g) The Borrower is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor the application of the proceeds or repayment thereof by the Borrower, nor consummation of the financing contemplated under the Loan Documents, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

                  (h) This Agreement, the Notes and the other Loan Documents are in proper legal form under the law of Argentina for the enforcement thereof against the Borrower under the law of Argentina, and to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement, the Notes and the other Loan Documents in Argentina, it is not necessary that this Agreement, the Notes or any other Loan Document or any other document be filed or recorded with any court or other authority in Argentina.

                  SECTION 4.02. Representations and Warranties of the Lenders. Each Lender party hereto represents and warrants (1) that it qualifies as a German resident under the treaty between Argentina and the Republic of Germany for the avoidance of double taxation (as approved by Argentine Law 22.025; hereinafter the "Treaty"); (2) that such Lender does not have permanent establishment in Argentina or does not perform in Argentina professional services from a fixed base situated therein, and the Advances under this Credit Agreement in respect of which interest shall be paid shall not be effectively connected with such permanent establishment or fixed base; and (3) that in accordance with applicable German Law, it qualifies as a bank under applicable German Law in furtherance of Section 11(2)(a) of the Treaty.


                                   ARTICLE V

                            COVENANTS OF THE BORROWER

                  SECTION 5.01. Affirmative Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will:

                  (a) Compliance with Laws, Etc. Comply in all material respects, with all applicable laws, rules, regulations and orders, except for a noncompliance which would not have a Material Adverse Effect.

                  (b) Preservation of Corporate Existence, Etc. Preserve and maintain its corporate existence including maintaining required capitalization under Argentine law, rights (charter and statutory) and franchises; provided, however, that the Borrower shall not be required to preserve any right or franchise if the Board of Directors of the Borrower shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower and that the loss thereof is not disadvantageous in any material respect to the Borrower or the Lenders. Notwithstanding anything else provided herein, the Borrower shall, not later than the 60th day after the date hereof, cause the Borrower to be registered as required under Argentine law in accordance with paragraph four of Section 8.1 of the Bidding Terms of the National and International Public Bid for the Concession of the Water and Sewage Services in the Province of Buenos Aires provided that the Borrower shall notify the Agent 30 days after the date hereof indicating the status of such registrations, and otherwise from time to time in the event that in the reasonable opinion of the Borrower such registration may not be achieved as required hereunder.

                  (e) Reporting Requirements. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will furnish to the Agent for distribution to the Lenders:

                           (i) Default Notice. As soon as possible and in any
                  event within 5 days after the occurrence of each Default, a statement of an officer of the Borrower setting forth details of such Default and the action that the Borrower has taken and proposes to take with respect thereto.

                           (ii) Other Financings. The Borrower shall notify the
                  Agent at least 10 days prior to any receipt of cash proceeds from any other financing of indebtedness; the proceeds are of the type which could be used to prepay the Advances pursuant to Section 2.07(b).

                           (iii) Other Information. Within fifteen days of a
                  request by the Agent, such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower as any Lender (through the Agent) may from time to time reasonably request.



                                   ARTICLE VI

                                EVENTS OF DEFAULT

                  SECTION 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

                  (a) The Borrower shall fail to pay any principal of any Advance when the same becomes due and payable; or the Borrower shall fail to pay any interest on any Advance or make any other payment of fees or other amounts payable under this Agreement or any Note within three days after the same becomes due and payable; or

                  (b) Any representation or warranty made by a Loan Party in any Loan Document shall prove to have been incorrect in any material respect when made; or

                  (c) (i) The Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 5.01(a), (b) or (e)(i) of this Agreement or the Pledgor shall fail to perform any of its obligations under the Cash Collateral Agreement, or (ii) any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 10 days after written notice thereof shall have been given to the Borrower by the Agent or any Lender; or

                  (e) Any Loan Party shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any

         Loan Party seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or any Loan Party shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

                  (f) Any judgment or order for the payment of money in excess of $10,000,000 shall be rendered against any Loan Party and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not be an Event of Default under this Section 6.01(e) if and for so long as
         (i) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof and (ii) such insurer, which shall be rated at least "A" by A.M. Best Company, has been notified of, and has not disputed the claim made for payment of, the amount of such judgment or order; or

                  (g) Any non-monetary judgment or order shall be rendered against the Borrower that could be reasonably expected to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (h) The Cash Collateral Agreement after delivery thereof pursuant to Section 3.01 shall for any reason cease to create a valid and perfected first priority lien on and security interest in the Collateral; or

                  (i) Any provision of any Loan Document after delivery thereof pursuant to Section 3.01 shall for any reason cease to be valid and binding on or enforceable against any Loan Party party to it, or any such Loan Party shall so state in writing; or

                  (j) Commencing on July 30, 1999, the Concession Agreement or any license, permit, authorization, consent or approval necessary for the operation of the Concession is not executed, effected or given or is withdrawn or is otherwise not in full force and effect; or
then, and in any such event, the Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to any Loan Party under applicable bankruptcy laws, (A) the obligation of each Lender to make Advances shall automatically be terminated and (B) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.



                                   ARTICLE VII

                                    THE AGENT

                  SECTION 7.01. Authorization and Action. Each Lender hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to this Agreement or applicable law. The Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

                  SECTION 7.02. Agent's Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (i) may treat the payee of any Note as the holder thereof until the Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in
Section 8.07; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any

Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Agreement or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                  SECTION 7.03. WestLB and Affiliates. With respect to its Commitment, the Advances made by it and the Note issued to it, WestLB shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include WestLB in its individual capacity. WestLB and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if WestLB were not the Agent and without any duty to account therefor to the Lenders.

                  SECTION 7.04. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements referred to in Section 3.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                  SECTION 7.05. Indemnification. The Lenders agree to indemnify the Agent (to the extent not reimbursed by the Borrower), ratably according to the respective principal amounts of the Notes then held by each of them (or if no Notes are at the time outstanding or if any Notes are held by Persons that are not Lenders, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent under this Agreement (collectively, the "Indemnified Costs"), provided that no Lender shall be liable for any portion of the Indemnified Costs resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Agent is not reimbursed for such expenses by the Borrower. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 7.05 applies whether any such investigation, litigation or proceeding is brought by the Agent, any Lender or a third party.

                  SECTION 7.06. Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent having a combined capital and surplus of at least $150,000,000,000. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $150,000,000,000 and shall be reasonably acceptable to the Pledgor. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.



                                  ARTICLE VIII

                                  MISCELLANEOUS

                  SECTION 8.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (a) waive any of the conditions specified in Section 3.01, (b) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (c) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder, (f) release any material portion of any collateral held to secure the obligations of the Borrower and the Pledgor under any of this Agreement, the Cash Collateral Agreement and the Notes or (g) amend this Section 8.01; and provided further that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Agent under this Agreement or any Note.

                  SECTION 8.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic or telex communication) and mailed, telecopied, telegraphed, telexed or delivered, if to the Borrower, at its address at Avenida Madero 900, 18th Floor, Buenos Aires, Argentina, Attention: President, with a copy to Azurix Corp., 333 Clay Street, Suite 1000, Houston, Texas 77002, Attention: General Counsel; if to any Initial Lender, at its Lending Office specified opposite its name on Schedule I hereto; if to any other Lender, at its Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; and if to the Agent, at its address at 1211 Avenue of the Americas, New York, New York 10036, Attention: Richard Newman; or, as to the Borrower or the Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Agent. All such notices and communications shall, when mailed, telecopied, telegraphed or telexed, be effective when deposited in the mails, telecopied, delivered to the telegraph company or confirmed by telex answerback, respectively, except that notices and communications to the Agent pursuant to Article II, III or VII shall not be effective until received by the Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

                  SECTION 8.03. No Waiver; Remedies. No failure on the part of any Lender or the Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 8.04. Costs and Expenses. (a) The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, the Notes, any other Loan Document and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under this Agreement. The Borrower further agrees to pay on demand all costs and expenses of the Agent and the Lenders, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, reasonable fees and expenses of counsel for the Agent and each Lender in connection with the enforcement of rights under this Section 8.04(a).

                  (b) The Borrower agrees to indemnify and hold harmless the Agent and each Lender and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) (i) the Notes, this Agreement, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Advances except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 8.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, its directors, equityholders or creditors or an Indemnified Party or any other Person, whether or not any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Borrower also agrees not to assert any claim against the Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Notes, this Agreement, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Advances.

                  (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.07, 2.08, 2.09, acceleration of the maturity of the Notes pursuant to
         Section 6.01 or for any other reason, the Borrower shall, upon demand by such Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

                  (d) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in Sections 2.09, 2.11 and 8.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the Notes.

                  SECTION 8.05. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Note held by such Lender, whether or not such Lender shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

                  SECTION 8.06. Binding Effect. This Agreement shall become effective (other than Section 2.01, which shall only become effective upon satisfaction of the conditions precedent set forth in Section 3.01) when it shall have been executed by the Borrower and the Agent and when the Agent shall have been notified by each Initial Lender that such Initial Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

                  SECTION 8.07. Assignments and Participations. (a) Each Lender may, subject to the consent of the Pledgor, assign to one or more Persons all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment or, if no Commitment is remaining, the Advances, of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $10,000,000 or an integral multiple of $5,000,000 in excess thereof, (iii) each such assignment shall be to an Eligible Assignee, and
(iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note subject to such assignment and a processing and recordation fee of $3,000, payable by the assignor. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and

Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, the Loan Documents or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of the Loan Documents, together with copies of the financial statements referred to in Section
         4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

                  (c) The Agent shall maintain at its address referred to in
         Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any Note or Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower shall execute and deliver to the Agent in exchange for the surrendered Note a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto.

                  (e) Each Lender may sell participations to one or more banks or other entities in consultation with the Pledgor in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note or Notes held by it); provided, however, that
         (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) no participant shall have the right to communicate directly with the Borrower with respect to any amendment or waiver of any provision of this Agreement or any Note, or any consent to any departure by the Borrower therefrom.

                  (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this
         Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information relating to the Borrower received by it from such Lender.

                  (g) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

                  SECTION 8.08. Governing Law. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 8.10. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 8.11. Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the Notes or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement, the Notes or any other Loan Document in the courts of any jurisdiction. The Borrower hereby irrevocably appoints CT Corporation System (the "Process Agent"), with an office on the date hereof at 1633 Broadway, New York, New York 10019, United States, as its agent to receive on its behalf and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding in any such New York State or federal court. Such service may be made by mailing or delivering a copy of such process to the Borrower, in care of the Process Agent at the Process Agent's above address, and the Borrower hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, the Borrower also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Borrower at its address specified in
Section 8.02. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. In the case of any legal action brought in Argentina, the Borrower hereby consents to the service of any and all process in any such action or proceeding at its address specified in Section 8.02. The Borrower irrevocably consents to the service of any and all process in any such action or proceeding by sending copies of such process by mail (by method requiring evidence of receipt) with a second copy to be sent to the Borrower by courier at its address specified in Section 8.02.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Notes and any other Loan Document in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) To the extent that the Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Borrower hereby irrevocably waives such immunity in respect of its obligations under this Agreement, the Notes and any other Loan Document and, without limiting the generality of the foregoing, agrees that the waivers set forth in this subsection (c) shall have the fullest scope permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes of such Act.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                              AZURIX BUENOS AIRES S.A.,
                                                as Borrower



                                              By /s/ Richard G. Jigarjian
                                                Title: Authorized Representative


                                              WESTDEUTSCHE LANDESBANK
                                              GIROZENTRALE,
                                                as Agent


                                              By /s/ Richard R. Newman
                                                Title: Director



                                              By /s/ Duncan M. Robertson
                                                Title: Vice President

                                 Initial Lenders

Commitment
----------

$394,000,000                                          WESTDEUTSCHE LANDESBANK
                                                      GIROZENTRALE


                                                      By /s/ Richard R. Newman
                                                        Title: Director



                                                      By /s/ Duncan M. Robertson
                                                        Title: Vice President


$394,000,000                                          Total of the Commitments

                                                                      SCHEDULE I
                                                                 LENDING OFFICES



         Name of Initial Lender                          Lending Office
         ----------------------                          --------------

 Westdeutsche Landesbank Girozentrale                    Herzogstr. 15, 40217
                                                         Dusseldorf, Germany

                                                             EXHIBIT A - FORM OF
                                                                 PROMISSORY NOTE

U.S.$394,000,000                                            Dated: June 25, 1999


                  FOR VALUE RECEIVED, the undersigned, Azurix Buenos Aires S.A., an Argentine sociedad anonima (the "Borrower"), HEREBY PROMISES TO PAY to the order of Westdeutsche Landesbank Girozentrale (the "Lender") for the account of its Lending Office on the Maturity Date (each as defined in the Credit Agreement referred to below) the principal sum of U.S.$394,000,000 (plus any amounts of interest capitalized pursuant to Section 2.05(c) of the Credit Agreement dated as of June 24, 1999 among the Borrower, the Initial Lender and other Lenders from time to time party thereto, and the Agent for the Initial Lenders and such other Lenders, (as amended or modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined)) or, if less, the aggregate principal amount of the Advances (plus any amounts of interest capitalized pursuant to Section 2.05(c)) made by the Lender to the Borrower pursuant to the Credit Agreement outstanding on the Maturity Date.

                  The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  Both principal and interest are payable in lawful money of the United States of America to Westdeutsche Landesbank Girozentrale, as Agent, at The Chase Manhattan Bank, ABA 021- 000-021 for the account of the Lender, Account No. 001-1-352275, Reference: Azurix Buenos Aires, in same day funds. The Advance owing to the Lender by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

                  This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of the Advance by the Lenders to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned plus any amounts of interest capitalized pursuant to Section 2.05(c) of the Credit Agreement, the indebtedness of the Borrower resulting from such Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Promissory Note and the Credit Agreement are secured by the Cash Collateral as provided in the Loan Documents.

                                                  Azurix Buenos Aires S.A.


                                                  By
                                                    ----------------------------
                                                    Title:



                       ADVANCES AND PAYMENTS OF PRINCIPAL

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                                                           AMOUNT OF
                                   AMOUNT OF             PRINCIPAL PAID           UNPAID PRINCIPAL             NOTATION
           DATE                     ADVANCE                OR PREPAID                 BALANCE                   MADE BY
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

                                                             EXHIBIT B - FORM OF
                                                             NOTICE OF BORROWING


Westdeutsche Landesbank Girozentrale, as Agent for the Lenders parties to the Credit Agreement referred to below

                                                           [Date]

                  Attention:  ____________________


Ladies and Gentlemen:

                  The undersigned, Azurix Buenos Aires S.A., refers to the Credit Agreement, dated as of June 24, 1999 (as amended or modified from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among the undersigned, certain Lenders parties thereto and Westdeutsche Landesbank Girozentrale, as Agent for said Lenders and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.02(a) of the Credit Agreement:

                  (i) The Business Day of the Proposed Borrowing is June __,
1999.

                  (ii) The aggregate amount of the Proposed Borrowing is $394,000,000.

                  The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed
Borrowing:

                  (A) the representations and warranties contained in Section
         4.01 of the Credit Agreement are correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and

                  (B) no event has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom, that constitutes a Default.

                                           Very truly yours,

                                           Azurix Buenos Aires S.A.



                                           By
                                             --------------------------
                                             Title:

                                                             EXHIBIT C - FORM OF
                                                       ASSIGNMENT AND ACCEPTANCE


                  Reference is made to the Credit Agreement dated as of June 24, 1999 (as amended or modified from time to time, the "Credit Agreement") among Azurix Buenos Aires S.A., an Argentine corporation (the "Borrower"), the Lenders (as defined in the Credit Agreement). Westdeutsche Landesbank Girozentrale, as agent for the Lenders (the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

                  The "Assignor" and the "Assignee" referred to on Schedule I hereto agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Credit Agreement. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Advances owing to the Assignee will be as set forth on Schedule 1 hereto.

                  2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, the Credit Agreement or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note held by the Assignor and requests that the Agent exchange such Note for a new Note payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto or new Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitment retained by the Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto.

                  3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
         (ii) agrees
         that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto;
         (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service forms required under Section 2.13 of the Credit Agreement.

                  4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Agent, unless otherwise specified on Schedule 1 hereto.

                  5. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and
         (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                  6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and facility fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

                  7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

                  8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

                  IN WITNESS WHEREOF, the Assignor and the Assignee have caused
Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   Schedule 1
                                       to
                            Assignment and Acceptance


  Percentage interest assigned:                                        ________%

  Assignee's Commitment:                                        $_______________
  Aggregate outstanding principal amount of Advances assigned:  $_______________

  Principal amount of Note payable to Assignee:                 $_______________

  Principal amount of Note payable to Assignor:                 $_______________

  Effective Date:   _______________, 199_


                                            [NAME OF ASSIGNOR], as Assignor


                                            By
                                              ----------------------------------
                                               Title:

                                            Dated:  _______________, 199_


                                            [NAME OF ASSIGNEE], as Assignee


                                            By
                                              ----------------------------------
                                               Title:

                                            Lending Office:
                                                     [Address]

Accepted and Approved this
__________ day of _______________, 199_

Westdeutsche Landesbank Girozentrale, as Agent


By
  -----------------------------------
   Title:


[Approved this __________ day of _______________, 199_


Azurix Corp.


By
  -----------------------------------
   Title: